Laurie Brlas
Senior Vice President CFO and Treasurer
Steve Baisden
Director, Investor Relations and
Corporate Communications
KeyBanc Capital Markets Basic Materials
and Packaging Conference
Boston, MA
September 19, 2007
A WORLD LEADER IN IRON ORE
AND METALLURGICAL COAL
Exhibit 99(a)

This presentation includes predictive information that is
intended to be made as “forward-looking” within the safe
harbor protections of the Private Securities Litigation Reform
Act of 1995. Although the Company believes that its forward-
looking information is based on reasonable assumptions,
such information is subject to risks and uncertainties, which could cause materially different results. Important factors
that could cause actual results to differ materially from those in the forward-looking information are set forth in the
Company’s most recent Annual Report and reports on Form
10-K and 10-Q, and news releases filed with the Securities
and Exchange Commission. All reports and news releases
are available on Cliffs’ website www.cleveland-cliffs.com.
FORWARD-LOOKING STATEMENTS

AGENDA
Cliffs Latin America 41
Cliffs North American Coal 32
Summary 46
Cliffs Asia-Pacific 37
Cliffs North American Iron Ore 23
Industry: Iron Ore and Coal 13
Strategy Overview and Transformation of Cliffs 3

Growth and Diversification
• Revenue Growth
• Product Diversification
• Geographic Growth
Operational Excellence
• Safety
• Technical Competencies
• Operating Efficiencies
Global Execution
• Competencies of the Firm
• Outlook of Personnel
• Global Scalability
Shareholder Returns
• Shareholder Value
• Risk Management
• “Earning the Right to Grow”
Growth and
Diversification
Shareholder
Returns
Global
Execution
Operational
Excellence
Strategy
VISION OF CLIFFS:
FOUR STRATEGIC IMPERATIVES

Strategy
CLIFFS’ STRATEGY
•
Maintain the core
–
North American Iron Ore
•
Expand globally and diversify products
–
Cliffs Asia-Pacific
–
Cliffs Latin America
–
PinnOak Acquisition
•
Capitalize on Cliffs’ unique technological expertise
–
Concentrating and processing lower-grade ores
into high-quality products
–
Partnering with Kobe to use its ITmk3 technology

Strategy
MINERALS REVIEW
Attractive
Coal–Domestic Metallurgical
Coal–Domestic Thermal
Bentonite
Kaolin
Silver
Zeolites
Uranium
0-3%
Platinum Group Metals
Nickel
Aggregates
Cobalt
Gold
Lithium
Rare Earths
Talc
Tin
Zinc
3-5%
Iron Ore
Diamonds
Coal–Seaborne Metallurgical
Manganese
Coal–Seaborne Thermal
Molybdenum
Bauxite
Copper
Oil Sands
>5%
Most Promising Least Promising
Fit with Cliffs
(Supply/Demand Characteristics, Core Competencies)
World
Demand
Growth
Unattractive Average

1.   Analysis proves it to be an attractive market
– Strong demand driven by world growth in steel production
– Geologic shortage of quality ore in Asia
– Attractive supply/demand dynamics
2. Acquisition opportunities that do not interest “Big Three”
3.  Opportunities to partner
– Steel mills seek stability of supply and competitive pricing
– One of the few alternatives to the Big Three
– Operational expertise, credibility as partner
4.  However, attractive assets are scarce, and currently high priced
– First priority, but not the only considered
Target: 50% of growth in iron ore
Strategy
FIRST PRIORITY – IRON ORE

Good fit with current operations
Historically holds a cost advantage over
natural gas
Stable pricing over the long term
Good fit with operational competencies
and existing customer base
Opportunity to serve high-growth
emerging markets from low-risk
Australian and U.S. production base
Business
Environment
Supply base becoming more
concentrated: Approximately half of U.S.
market share belongs to top five players
Concentrated industry: Approximately
half of U.S. market share belongs to top
three players
Supply
Dynamics
Steady growth of coal-based
power generation
Very large U.S. market - 12 times the
value of U.S. iron ore
Attractive exposure to emerging-
market regions
2-5% average annual growth of
markets served by Australia
Demand
Growth
Thermal Coal Met Coal
Strategy
TARGET MARKETS:
MET AND THERMAL COAL

•
Continue technology innovation and leadership in
turning low-grade ores into high-quality products
–
Commercialization of Kobe’s ITmk3 technology
• Opens EAF market to Cliffs
• Use the technology to reduce transportation
cost in remote locations
• Plans for a 500,000 ton commercial-scale plant
at Empire Mine location in Michigan
Strategy
NEW IRON TECHNOLOGY

TRANSFORMATION TO AN
INTERNATIONAL MINING ENTITIY
Cliffs acquires Portman
Limited, Australia’s then
third-largest iron ore miner
Selects Michigan site
for iron nugget plant
Acquires PinnOak Resources,
premium-quality metallurgical
coal producer
Cliffs agrees to sell
Wabush Mines, Canada
Cliffs transitions
from mine manager
to international
merchant mining
company
Diversifies into coal through 45% economic
interest in the Sonoma Project, an Australian
coking and thermal coal project
Joseph Carrabba named CEO;
Cliffs reorganizes into
business-unit structure
Expands into Latin America; acquires
30% ownership position in Brazilian
iron ore project Amapá Mine
Early 2000s 2005 2006 2007
Transformation

11 Cliffs North American Iron Ore Australia Iron Ore Other North American Coal CLEVELAND-CLIFFS BUSINESS UNITS Transformation

CLIFFS EXECUTIVE MANAGEMENT
“DEEPENING THE BENCH”
Transformation
• Laurie Brlas, SVP, Chief Financial Officer and Treasurer, December 2006
An extensive accounting and financial career spanning more than 20 years, most recently as senior vice president, chief financial officer of sterilization systems manufacturer STERIS
Corporation. Her responsibilities include finance, financial reporting, accounting, financial planning, investor relations, and treasury functions.
• Steven M. Raguz, VP, Corporate Planning and Strategic Analysis, March 2007
Formerly, senior director, financial planning and analysis of STERIS Corporation. Responsible for designing processes to ensure consistency and appropriate information to implement the
Company’s strategy, as well as long-term planning, oversight of analysis and forecasting functions.
• William Brake, EVP, Cliffs Metallics, and Chief Technical Officer, April 2007
Former executive vice president, operations for Mittal Steel USA, with full operating responsibility for all of Mittal’s domestic steel operations. He began his career with LTV Steel, and following its acquisition by International Steel Group, was responsible for the initial re-start of the Cleveland,
Ohio, facilities.
• William C. Boor, SVP, Business Development, May 2007
Former executive vice president, strategy and development, for American Gypsum Company, a subsidiary of Eagle Materials Inc. He is responsible for identifying and leading initiatives to support the growth of the Company and brings diverse experience in manufacturing management, process engineering, financial management, investor relations and marketing to his new role.

AGENDA
Cliffs Latin America 41
Cliffs North American Coal 32
Summary 46
Cliffs Asia-Pacific 37
Cliffs North American Iron Ore 23
Industry: Iron Ore and Coal 13
Strategy Overview and Transformation of Cliffs 3

•
Very few steel producers have vertically integrated
•
1.8 billion metric tons of iron ore production capacity
•
Limited new discovery of large deposits
•
Pricing is negotiated and set annually among the largest
buyers and sellers
–
2007 settlements
•
9.5% increase for lump and fines ore
•
5.8% increase for pellets
•
Approximately 80% fines, lump and concentrates
•
About 20% pellets (for blast furnaces and direct-
reduction plants)
Industry: Iron Ore
GLOBAL IRON ORE INDUSTRY PROFILE

NORTH AMERICAN INTEGRATED STEEL
2007
Market Participants
Mittal 39%
U.S. Steel 40%
AK Steel 7%
Other 7%
Algoma 4%
Severstal 3%
Industry: Iron Ore
2001
Market Participants
U.S. Steel 20%
Bethlehem 15%
Other 13%
LTV 11%
National 10%
Stelco 10%
Ispat 6%
Weirton 5%
Algoma
4%
Rouge
3%
Dofasco
3%

Iron Ore Producers
by Company
Metalloinvest 2%
Kumba 2%
NDMC 2%
Cliffs 2%
Other 57%
Rio Tinto
10%
CVRD
15%
CVG 1%
LKAB 1%
U.S. Steel 1%
GLOBAL STEEL
Steel Producers
by Company
Arcelor Mittal
10%
Other 72%
Shandong 2%
Nucor 2%
U.S. Steel 2%
Corus 2%
Baosteel 2%
Anben 2%
JFE 3%
Nippon 3%
Posco 3%
Concentration vs Fragmentation
Industry: Iron Ore
BHP
7%

IRON ORE PRODUCER AND
CONSUMER COUNTRIES
Consumers by Country
China 51%
Japan 8%
Middle East & Africa 3%
North America 5%
South America 5%
Commonwealth of
Independent States 9%
Europe 11%
Other Asia &
Oceania 8%
Producers by Country
China 32%
Brazil 18%
Australia 17%
Other 8%
India 8%
Commonwealth of
Independent
States 11%
North
America 6%
2006 World Production: 1,755 MM Tonnes
Industry: Iron Ore

820
795
780 784
747
720
420
395
350
221
127
283
0
250
500
750
1,000
1,250
2007E 2006 2005 2004 2003 2000
Rest of World (5-YR CAGR 3%) China (5-YR CAGR 27%)
CHINA’S IMPACT ON
THE WORLD STEEL INDUSTRY
MM Tonnes (Production)
847
968
1,067
1,130
1,240
1,190
CAGR: 8%
Industry: Iron Ore

$0
$10
$20
$30
$40
$50
$60
$70
$80
Pellets Lump Fines
Pellet Prices $DMT Based on Eastern Canadian Pellet Price With 64% Iron
Lump and Fines $DMT for Australian Iron Ore Shipments to Japan
+86%
+5.8%
+19%
+71.5%
-3%
+9.5%
+71.5%
+19%
+9.5%
Industry: Iron Ore
GLOBAL IRON ORE HISTORIC MARKET PRICES

COAL MARKET DYNAMICS
•
2006 global coal production: 6.3B short tons
–
Vast majority used for electric generation
–
820MM tons (13%) met coal
•
2006 U.S. total coal production: 1.16B tons
–
Vast majority used for electric generation
–
Coking plant consumption: 23.0MM tons (2% of total)
–
U.S. is net exporter of coal
•
49.6MM tons of total coal exported from U.S. in 2006
•
27.5MM tons (55%) was met coal
•
Largest importer of U.S.-produced met coal: Europe
Industry: Coal
Source: US Energy Information Administration, 2006 Review: U.S. Coal Supply and Demand

COAL MARKET DYNAMICS
•
Supply constraints continue to impact the met
coal market
•
Weaker dollar making U.S. exports more attractive
•
Increased use of pulverized coal injection (PCI
coal) driving demand for higher-quality coals
•
Economic growth in China and India continuing to
drive demand
Industry: Coal
Source: US Energy Information Administration, 2006 Review: U.S. Coal Supply and Demand

22 RECENT COAL PRICES Industry: Coal $0 $25 $50 $75 $100 2002 2003 2004 2005 2006 U.S. Met Coal Thermal Coal Source: US Energy Information Administration, 2006 Review: U.S. Coal Supply and Demand.

AGENDA
Cliffs Latin America 41
Cliffs North American Coal 32
Summary 46
Cliffs Asia-Pacific 37
Cliffs North American Iron Ore 23
Industry: Iron Ore and Coal 13
Strategy Overview and Transformation of Cliffs 3

24 79% 21% North America Asia-Pacific 2006 CLIFFS’ SALES BY SEGMENT Cliffs North American Iron Ore

•
Largest supplier of iron ore pellets to the integrated
steel industry in North America
•
Cliffs led the consolidation of the North American
iron ore industry and obtained a larger share
of the market
CLIFFS NORTH AMERICA
Cliffs North American Iron Ore

*Includes minority interest.
(Million Gross Tons)
CLIFFS’ PRODUCTION
7.8
14.7
18.1
21.7
27
28.3
17.6
13.2
12.2
12.7
8.9
5.3
5.2
7.7
0
5
10
15
20
25
30
35
40
45
2001 2002 2003 2004 2005* 2006*
Cliffs' NA Equity Production NA Non-Equity Production AP Production
Cliffs North American Iron Ore

NORTH AMERICAN PELLET PRODUCERS: 2006
4%
11%
15%
24%
46%
U.S. Steel
Quebec Cartier Mining
Company
(Arcelor Mittal)
Minorca (Arcelor Mittal)
Cliffs
Iron Ore Company of Canada
(Rio Tinto)
Cliffs North American Iron Ore

28 CLIFFS NORTH AMERICAN PELLET CUSTOMERS: 2006 Severstal 13% Algoma 20% Mittal Steel USA 44% WCI 9% Other 9% Stelco 5% Cliffs North American Iron Ore

29 CLIFFS NORTH AMERICAN IRON ORE SHIPPING ROUTES Cliffs North American Iron Ore

•
Repair and restart of idled Northshore Mining Furnace
No. 5 commencing in 2008
– Expected to increase 2008 capacity by 800,000 tons
–
Augments Cliffs’
ability to satisfy customers’
current
and future requirements according to long-term
contracts
– Helps replace tonnage from Wabush Mine
– Cost: $39 million
NORTHSHORE EXPANSION
Cliffs North American Iron Ore

•
Virtually 100% of current annual pellet capacity is committed under long-term contracts
•
Weighted average term of North American contracts
is seven years
•
Annual price adjustments based on a variety of factors including:
–
International benchmark pellet price
–
Various PPI indices
- Industrial Commodities Less Fuel
- Fuel and Related Products
- Cold Rolled Steel
- Hot Rolled Steel
- All Commodities
- Fuel and Power
–
Hot band steel prices
CLIFFS PELLET CONTRACT PRICING
Cliffs North American Iron Ore

AGENDA
Cliffs Latin America 41
Cliffs North American Coal 32
Summary 46
Cliffs Asia-Pacific 37
Cliffs North American Iron Ore 23
Industry: Iron Ore and Coal 13
Strategy Overview and Transformation of Cliffs 3

NORTH AMERICAN COAL:
PINNOAK RESOURCES
STRATEGIC ACQUISITION
•
Domestic producer of high-quality, low-volatility
metallurgical coal
–
80% slated for international markets
•
Three underground mines
–
Pinnacle and Green Ridge in West Virginia
–
Oak Grove in Alabama
Cliffs North American Coal

•
Capacity in excess of seven million tons annually
•
Anticipated production
–
Second-half 2007: two million tons
–
2008: five million tons
•
Reserves: 140 million tons
•
Price: $450 million cash, $160 million debt
–
$112.5 million of cash payment deferred until
end of 2009
NORTH AMERICAN COAL:
PINNOAK RESOURCES
Cliffs North American Coal

•
Contract pricing
–
Currently, one-year contracts negotiated annually
•
Export contracts reset April to April
•
Domestic contracts reset by calendar year
–
Potential opportunity to transition consumers into
long-term contracts
NORTH AMERICAN COAL:
PINNOAK RESOURCES
Cliffs North American Coal

NORTH AMERICAN MET COAL PRODUCERS
PinnOak provides Cliffs with a strong industry position
and platform for further growth
CONSOL 7%
Jim Walter
Resources 11%
Peabody Energy
10%
United Coal Corp.
6%
Massey Energy
18%
Alpha Natural
Resources 21%
Arch Coal 4%
Cliffs
9%
Foundation Coal
Holdings 3%
Sun Coke 2%
Others 9%
Cliffs North American Coal

AGENDA
Cliffs Latin America 41
Cliffs North American Coal 32
Summary 46
Cliffs Asia-Pacific 37
Cliffs North American Iron Ore 23
Industry: Iron Ore and Coal 13
Strategy Overview and Transformation of Cliffs 3

38 Cliffs Asia-Pacific CLIFFS ASIA-PACIFIC Portman: Cockatoo Island Perth Esperance Portman: Koolyanobbing Sonoma Project Sydney Abbot Point Terminal

•
Provided immediate presence in Australia and Asia
•
Access to fastest growing steel markets and
relationships where Cliffs’ iron ore competencies can
be levered
•
Capacity increased from 6MM to 8MM tonnes in 2006
•
Portman has 88 million tonnes of proved reserves
and an active exploration program
•
Production contracted for next three years
•
Customers in China (80%) and Japan (20%)
•
Pricing correlates with international negotiated
settlements for fines and lump ore
PORTMAN LIMITED
Cliffs Asia-Pacific

•
Partnered with QCoal for a 45% interest in the
Sonoma Project
•
At the northern limit of Queensland’s Bowen
Basin coalfields
•
Initial production beginning in late 2007
–
Approximately half coking coal and half thermal coal
•
Production ramping to between three million and four
million tonnes by end of 2008
•
JORC Resource estimate of 107 million tonnes
•
Moves by rail to the Abbot Point Bulk Coal Terminal
for export
•
Cliffs’ investment ~ $109 million
SONOMA COAL PROJECT
Cliffs Asia-Pacific

AGENDA
Cliffs Latin America 41
Cliffs North American Coal 32
Summary 46
Cliffs Asia-Pacific 37
Cliffs North American Iron Ore 23
Industry: Iron Ore and Coal 13
Strategy Overview and Transformation of Cliffs 3

•
Cliffs purchased 100% of the shares of Centennial Asset
Mining Fund LLC, an affiliate of MMX Mineração e Metálicos
SA, whereby it acquired 30% of the Amapá Project.
CLIFFS LATIN AMERICA:
AMAPÁ PROJECT
Cliffs Latin America

•
Opened regional office in Rio de Janeiro February 2007
•
Active business development program evaluating
numerous deposits
•
Amapá provides an attractive opportunity in Latin
America and, over time, is anticipated to serve as a
platform for further expanding Cliffs’ presence in
the region
CLIFFS LATIN AMERICA
Cliffs Latin America

• Acquisition of 30% interest in Brazilian iron ore project Amapá
• Includes: iron ore deposits, 192 kilometer railway, 71 hectares of real estate
• Estimated annual production
2007: 0.4 Mt
2008: 4.8 Mt
2009 and beyond: 6.5 Mt
• Long-term supply agreement with Bahrain in place, oversight by Cliffs
Rio de Janeiro office
• Cliffs’ 2007 investment: $240 million
– Initial investment $133 million
– Approximately $27 million of capital expenditures to date
– $84 million of construction expenditures financed with
project-level debt
Note: Data as of March 2006; Source: MMX, NI 43-101 reports
AMAPÁ PROJECT
Cliffs Latin America

•
Measured/Indicated: 73.6 Mt
•
Inferred: 104.5 Mt
•
Conceptual: 150.0 Mt
–
Re-certification of resources and reserves planned for the
end of 2007
Note: Data as of March 2006; Source: MMX, NI 43-101 reports
AMAPÁ GEOLOGICAL RESOURCES
AND RESERVES
Cliffs Latin America

AGENDA
Cliffs Latin America 41
Cliffs North American Coal 32
Summary 46
Cliffs Asia-Pacific 37
Cliffs North American Iron Ore 23
Industry: Iron Ore and Coal 13
Strategy Overview and Transformation of Cliffs 3

FOCUSED ON SHAREHOLDER VALUE
•
Repurchased 3.2 million (split-adjusted) shares in 2006,
using $121 million in cash
–
1.3 million shares remaining under authorization as of
June 30, 2006
•
25% increase in common share dividend
•
CLF stock price up 112% from September 2006
to September 2007
Summary

48 Cleveland-Cliffs’ Stock Price: Sept. 2002 – Sept 2007 (Adjusted for stock splits) Summary CLIFFS’ STOCK PERFORMANCE $0 $20 $40 $60 $80 $100

•
Unsecured $800MM agreement includes:
–
$200MM term loan
–
$600MM revolver
–
$200MM accordion feature for future expansion
– Enables Cliffs to maintain requisite liquidity to
seize opportunities
–
Supports Cliffs’
continuing objectives of optimizing
capital structure, reducing the cost of capital, and
creating shareholder value
– Debt to total capitalization target of 30-40%
– Debt to EBITDA target of less than 2.0X
Summary
NEW FIVE-YEAR CREDIT AGREEMENT

Summary
2006 FINANCIAL HIGHLIGHTS
Full-Year Results:
Change 2005 2006
10.4% $ 1,740 $  1,922 Revenue
2.5% $    357 $     366 Operating Income
0.7% $    278 $     280 Net Income
2.2% 27.2 27.8
Sales Tonnage:
(Gross Tons)
58% $   0.30 $  0.475
Cash Dividends Paid
Per Common Share
(In Millions Except Per Share)
0% 0% Debt to Total Capitalization
At Dec. 31, 2005 At Dec. 31, 2006

YEAR-TO-DATE FINANCIAL HIGHLIGHTS
Summary (In Millions, Except Per Share)
4% $   2.20 $   2.29 Diluted EPS
First-Half Ended:
Change
June 30,
2006
June 30,
2007
10% $    793 $    873 Revenue
(1%) $    121 $    119 Net Income
8% 11.1 12.0
Sales Tonnage
(Gross Tons)
0% 10% Debt to Total Capitalization
At June 30, 2006 At June 30, 2007

VISION OF CLIFFS - 2015
Growth and
Diversification
Shareholder
Returns
Global
Execution
Operational
Excellence
Summary
Growth and Diversification
• Revenues Doubled
• 50% of Revenues From
Outside of North America
• Up to 25% of Revenues
From Outside of Iron Ore
Operational Excellence
• MSHA Frequency Rate
Below 2.00
• Net Savings of $5.00 Per
Ton of Iron Ore Production
Global Execution Metrics
• Global Corporate
Development
• Globally Scalable Operations
• Significant Share of
Management From Outside
United States
Shareholder Returns
• Average Annual Return of 12%
• Balanced Shareholder Returns
–Dividends
–Share Repurchases
–Capital Appreciation
COMBINE INTO OUR VISION OF A NEW CLIFFS

Laurie Brlas
Senior Vice President CFO and Treasurer
Steve Baisden
Director, Investor Relations and
Corporate Communications
KeyBanc Capital Markets Basic Materials
and Packaging Conference
Boston, MA
September 19, 2007
A WORLD LEADER IN IRON ORE
AND METALLURGICAL COAL